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                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File Nos. 333-47246 and 333-62356) and Form S-8 (File Nos. 333-62630, 333-98243 and 333-110167) of Horizon Offshore, Inc. of our
report dated March 12, 2004 relating to the consolidated financial statements of Horizon Offshore, Inc. which appears in this form 10-K.


/s/ PricewaterhouseCoopers LLP

Houston, Texas
March 15, 2004